UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 7, 2025

FLEXIBLE SOLUTIONS INTERNATIONAL INC.

(Exact name of Registrant as specified in its charter)

Nevada	001-31540	91-1922863
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File No.)	Identification No.)

6001 54 Ave.

Taber, Alberta, Canada T1G 1X4

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (250) 477-9969

N/A

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§203.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§204.12b-2 of this chapter.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

On May 7, 2025, the Company issued a press release announcing the payment of a special dividend.

Item 9.01	Exhibits

Exhibit Number	Description of Document

99.1	May 7, 2025 Press Release
104	Cover page interactive data file (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 7, 2025

FLEXIBLE SOLUTIONS INTERNATIONAL INC.

By:	/s/ Daniel B. O’Brien
Daniel B. O’Brien, President and Chief Executive Officer